COHEN & STEERS FUTURE OF ENERGY FUND, INC.

CLASS A (MLOAX), CLASS C (MLOCX), CLASS F (MLOFX), CLASS I (MLOIX),

CLASS R (MLORX) AND CLASS Z (MLOZX) SHARES

Supplement dated February 9, 2026 to

Summary Prospectus dated April 1, 2025,

Prospectus dated April 1, 2025, as supplemented on August 29, 2025 and Statement of Additional Information dated September 1, 2025

At a meeting held on February 6, 2026, the Board of Directors (the “Board”) of Cohen & Steers Future of Energy Fund, Inc. (the “Fund”) agreed to consider in March 2026 the conversion of the Fund to a newly created exchange-traded fund (the “ETF”) (the “Conversion”). If approved by the Board, the Conversion is currently expected to occur during the second or third quarter of 2026.

It is anticipated that after the Conversion, the ETF will maintain an identical investment strategy, continue to be managed by the same portfolio management team, and have the same investment adviser and subadvisors as the Fund.

Cohen & Steers Capital Management, Inc. (“CSCM”), the investment adviser to the Fund, is communicating the proposed plans prior to Board approval in order to provide shareholders with ample notice of the proposed Conversion and allow them time to engage with CSCM and/or their financial advisors on the implications of the proposed Conversion, including the need for shareholders to have a brokerage account that can hold ETF shares prior to the Conversion.

The Fund anticipates that, if the Board approves the Conversion, on a date to be determined and communicated to shareholders thereafter, it will waive any CDSCs or other sales charges and discontinue charging distribution (12b-1) fees. It is possible that the Conversion will not be approved or will not occur for other reasons, in which case, the changes described herein would not take effect.

The Conversion generally would consist of (1) the transfer of the Fund’s assets, subject to its liabilities, to the ETF for shares of the ETF and (2) the distribution of ETF shares to Fund shareholders in complete liquidation of the Fund. If approved by the Board, no shareholder approval of the Conversion will be required. Prior to the Conversion, existing Fund shareholders will receive a combined information statement/prospectus describing in detail both the Conversion and the surviving ETF and summarizing the Board’s considerations in approving the Conversion.

When considering the Conversion, the Board, including the Directors not deemed to be “interested persons” of the Fund pursuant to Section 2(a)(19) of the Investment Company Act of 1940 will need to determine whether the Conversion is in the best interests of the Fund and that the Conversion will not dilute the interests of the Fund’s shareholders.

The ETF has not commenced investment operations, and its shares are not currently available to the public nor approved for listing on any exchange. Following the Conversion, it is expected that the ETF’s shares will be offered to the public and traded on an exchange.

It is anticipated that the Conversion will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss on the exchange of their Fund shares for ETF shares in connection with the Conversion, except to the extent that they receive cash from the Fund in connection with the Conversion (such as cash received from the liquidation of any fractional Fund shares held by a shareholder prior to the Conversion). Additionally, it is currently expected that Fund shareholders who do not have a brokerage account that can hold ETF shares at the time of the Conversion will not receive ETF shares in connection with the Conversion and will, instead, receive cash equal in value to the aggregate net asset value of Fund shares held on the closing date of the Conversion. Such liquidation and receipt of cash may be a taxable event.

If the Conversion is approved by the Board, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (“SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders unless and until the registration statement is declared effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Conversion. After they are filed, free copies of the materials will be available on the SEC’s website at www.sec.gov, on www.cohenandsteers.com or by calling (800) 330-7348.

This communication is for information purposes only and does not constitute an offer of any securities for sale. No offers of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

PLEASE REATAIN THIS SUPPLEMENT FOR YOUR RECORDS

FOESPRO – 02.26